                                                                    EXHIBIT 99.2

CASE NAME:     KEVCO MANAGEMENT, INC.                              ACCRUAL BASIS

CASE NUMBER:   401-40788-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2001
                                        ---------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                      TREASURER
---------------------------------------           ------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                       OCTOBER 11, 2001
---------------------------------------           ------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                                 ACCOUNTANT FOR DEBTOR
---------------------------------------           ------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                       OCTOBER 11, 2001
---------------------------------------           ------------------------------
Printed Name of Preparer                                      Date

CASE NAME:     KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 1

CASE NUMBER:   401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED              MONTH                MONTH
ASSETS                                                         AMOUNT              JULY-01             AUGUST-01         MONTH
------                                                      -----------          -----------         -----------         -----

1.   Unrestricted Cash (FOOTNOTE)                             6,557,974            4,259,402           3,618,707
2.   Restricted Cash
3.   Total Cash                                               6,557,974            4,259,402           3,618,707
4.   Accounts Receivable (Net)                                                                             6,748
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses (FOOTNOTE)                              3,450,681            1,108,092             743,510
8.   Other (Attach List)                                        263,606                    0                   0
9.   Total Current Assets                                    10,272,261            5,367,494           4,368,965
10.  Property, Plant & Equipment (FOOTNOTE)                   3,285,885                    0                   0
11.  Less: Accumulated Depreciation/Depletion                (1,753,163)                   0                   0
12.  Net Property, Plant & Equipment                          1,532,722                    0                   0
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)            36,082                    0                   0
15.  Other (Attach List) (FOOTNOTE)                         153,399,371           39,971,438          39,971,438
16.  Total Assets                                           165,240,436           45,338,932          44,340,403

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable                                                                    11,634              11,634
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List) (FOOTNOTE)                                                2,776,114           1,894,121
23.  Total Post Petition Liabilities                                               2,787,748           1,905,755

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                 75,885,064           15,071,491          14,930,296
25.  Priority Debt (FOOTNOTE)                                   200,832               91,281              91,281
26.  Unsecured Debt                                           1,779,701            1,720,667           1,391,017
27.  Other (Attach List)                                    242,243,558          169,279,290         169,303,664
28.  Total Pre Petition Liabilities                         320,109,155          186,162,729         185,716,258
29.  Total Liabilities                                      320,109,155          188,950,477         187,622,013

EQUITY

30.  Pre Petition Owners' Equity                                                (154,868,719)       (154,868,719)
31.  Post Petition Cumulative Profit Or (Loss)                                    (5,202,539)         (5,013,798)
32.  Direct Charges To Equity (Attach
     Explanation FOOTNOTE)                                                        16,459,713          16,600,907
33.  Total Equity                                                               (143,611,545)       (143,281,610)
34.  Total Liabilities and Equity                                                 45,338,932          44,340,403

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                         SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                     SCHEDULED                MONTH                 MONTH
ASSETS                                                 AMOUNT                 JUL-01              AUGUST-01             MONTH
------                                              -----------            -----------           -----------            ------

A.        Security Deposit                                8,794                      0                     0
B.        Cash Surrender Value: Life Ins.               254,812                      0                     0
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                            263,606                      0                     0

A.        Organizational Costs (FOOTNOTE)                36,082                      0                     0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                  36,082                      0                     0

A.        Intercompany Receivables                  113,743,558                      0                     0
B.        Intercompany Royalties                     39,655,813             39,971,438            39,971,438
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                       153,399,371             39,971,438            39,971,438

POST PETITION LIABILITIES

A.        Accrued Liabilities Other                                          1,338,789               510,433
B.        Deferred Compensation                                                960,371               960,371
C.        Accrued Health Claims                                                476,954               423,317
D.
E.
F.
G.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                       2,776,114             1,894,121

PRE PETITION LIABILITIES

A.        Intercompany Payables (FOOTNOTE)          113,743,558             40,779,290            40,803,664
B.        10 3/8% Senior Sub. Notes                 105,000,000            105,000,000           105,000,000
C.        Sr. Sub. Exchangeable Notes                23,500,000             23,500,000            23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                              242,243,558            169,279,290           169,303,664

CASE NAME:     KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 2

CASE NUMBER:   401-40788-BJH-11

INCOME STATEMENT

                                                          MONTH                     MONTH                               QUARTER
REVENUES                                                  JUL-01                  AUGUST-01           MONTH              TOTAL
--------                                                ----------                ---------           -----            ----------

1.      Gross Revenues                                                                                                          0
2.      Less: Returns & Discounts                                                                                               0
3.      Net Revenue                                              0                        0                                     0

COST OF GOODS SOLD

4.      Material                                                                                                                0
5.      Direct Labor                                                                                                            0
6.      Direct Overhead                                                                                                         0
7.      Total Cost Of Goods Sold                                 0                        0                                     0
8.      Gross Profit                                             0                        0                                     0

OPERATING EXPENSES

9.      Officer / Insider Compensation (FOOTNOTE)          153,348                  121,875                               275,223
10.     Selling & Marketing                                                                                                     0
11.     General & Administrative                            88,795                    9,913                                98,708
12.     Rent & Lease                                        17,456                   14,518                                31,974
13.     Other (Attach List)                                521,733                  173,559                               695,292
14.     Total Operating Expenses                           781,332                  319,865                             1,101,197
15.     Income Before Non-Operating
        Income & Expense                                  (781,332)                (319,865)                           (1,101,197)

OTHER INCOME & EXPENSES

16.     Non-Operating Income (Att List)                      8,914                  936,899                               945,813
17.     Non-Operating Expense (Att List)                   114,757                                                        114,757
18.     Interest Expense                                                                                                        0
19.     Depreciation / Depletion                            35,680                                                         35,680
20.     Amortization                                                                                                            0
21.     Other (Attach List)                                                                                                     0
22.     Net Other Income & Expenses                       (141,523)                 936,899                               795,376

REORGANIZATION EXPENSES

23.     Professional Fees                                  160,801                  397,043                               557,844
24.     U.S. Trustee Fees                                                            31,250                                31,250
25.     Other (Attach List)                                                                                                     0
26.     Total Reorganization Expenses                      160,801                  428,293                               589,094
27.     Income Tax                                                                                                              0
28.     Net Profit (Loss)                               (1,083,656)                 188,741                              (894,915)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                        SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                            ACCRUAL BASIS - 2

INCOME STATEMENT

                                                   MONTH                  MONTH                                       QUARTER
OPERATING EXPENSES                                 JUL-01               AUGUST-01                MONTH                 TOTAL
------------------                                -------               ---------                -----                -------

A.      Payroll (FOOTNOTE)                        503,153                 168,886                                     672,039
B.      Insurance                                     868                       0                                         868
C.      Utilities & Telephone                         189                     338                                         527
D.      Taxes                                      17,523                   4,335                                      21,858
E.                                                                                                                          0

  TOTAL OTHER OPERATING
    EXPENSES - LINE 13                            521,733                 173,559                                     695,292

OTHER INCOME & EXPENSES

A.      Interest and Misc. Income                   8,914                   7,229                                      16,143
B.      Balance Sheet Adjustments (FOOTNOTE)                              929,670                                     929,670
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0

  TOTAL NON-OPERATING INCOME -
           LINE 16                                  8,914                 936,899                                     945,813

A.      Balance Sheet Adjustments (FOOTNOTE)      114,757                       0                                     114,757
B.                                                                                                                          0
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0

  TOTAL NON-OPERATING
   EXPENSE - LINE 17                              114,757                       0                                     114,757

REORGANIZATION EXPENSES

A.                                                                                                                          0
B.                                                                                                                          0
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0

    TOTAL OTHER REORGANIZATION
      EXPENSES - LINE 25                                0                       0                                           0

CASE NAME:     KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 3

CASE NUMBER:   401-40788-BJH-11

CASH RECEIPTS AND                                  MONTH                  MONTH                                        QUARTER
DISBURSEMENTS                                     JULY-01               AUGUST-01                MONTH                  TOTAL
-----------------                                 -------               ---------                -----                 -------

1.     Cash - Beginning Of Month                  SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.     Cash Sales                                                                                                          0

COLLECTION OF ACCOUNTS RECEIVABLE

3.     Pre Petition                                                                                                        0
4.     Post Petition                                                                                                       0
5.     Total Operating Receipts                        0                       0                      0                    0

NON-OPERATING RECEIPTS

6.     Loans & Advances (Attach List)                                                                                      0
7.     Sale of Assets                                                                                                      0
8.     Other (Attach List)                                                                                                 0
9.     Total Non-Operating Receipts                    0                       0                      0                    0
10.    Total Receipts                                  0                       0                      0                    0
11.    Total Cash Available                            0                       0                      0                    0

OPERATING DISBURSEMENTS

12.    Net Payroll                                                                                                         0
13.    Payroll Taxes Paid                                                                                                  0
14.    Sales, Use & Other Taxes Paid                                                                                       0
15.    Secured / Rental / Leases                                                                                           0
16.    Utilities                                                                                                           0
17.    Insurance                                                                                                           0
18.    Inventory Purchases                                                                                                 0
19.    Vehicle Expenses                                                                                                    0
20.    Travel                                                                                                              0
21.    Entertainment                                                                                                       0
22.    Repairs & Maintenance                                                                                               0
23.    Supplies                                                                                                            0
24.    Advertising                                                                                                         0
25.    Other (Attach List)                                                                                                 0
26.    Total Operating Disbursements                   0                       0                      0                    0

REORGANIZATION DISBURSEMENTS

27.    Professional Fees                                                                                                   0
28.    U.S. Trustee Fees                                                                                                   0
29.    Other (Attach List)                                                                                                 0
30.    Total Reorganization Expenses                   0                       0                      0                    0
31.    Total Disbursements                             0                       0                      0                    0
32.    Net Cash Flow                                   0                       0                      0                    0
33.    Cash - End of Month                             0                       0                      0                    0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.            SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 AUGUST, 2001
CASE NUMBER:   401-40788-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP        MFG         MGMT        HOLDING     COMP      KEVCO INC        TOTAL
                                              -------      -------     ---------     -------     -----     ---------      ---------

 1   CASH-BEGINNING OF MONTH                       --      153,739     4,259,402      4,631      5,668       1,000        4,424,440

      RECEIPTS FROM OPERATIONS
 2   CASH SALES                                    --           --                                                               --
 COLLECTION OF ACCOUNTS RECEIVABLE
 3   PRE PETITION                                  --           --                                                               --
 4   POST PETITION                                              --                                                               --

 5   TOTAL OPERATING RECEIPTS                      --           --            --         --         --          --               --

      NON OPERATING RECEIPTS
 6   LOANS & ADVANCES                                           --                                                               --
 7   SALE OF ASSETS                                        250,000                                                          250,000
 8   OTHER                                     53,554       60,449         7,229         --         --          --          121,232
      INTERCOMPANY TRANSFERS                   97,483      (10,425)      (77,851)    (4,084)    (5,123)                          --
              SALE EXPENSE REIMBURSEMENT
              LIFE INSURANCE CASH VALUE
              RENT
              PAYROLL TAX ADVANCE RETURNED
              MISC.                            53,554       60,247                                  --
              INTEREST INCOME                                  202         7,229

  9  TOTAL NON OPERATING RECEIPTS             151,037      300,024       (70,622)    (4,084)    (5,123)         --          371,232

 10  TOTAL RECEIPTS                           151,037      300,024       (70,622)    (4,084)    (5,123)         --          371,232

 11  CASH AVAILABLE                           151,037      453,763     4,188,780        547        545       1,000        4,795,672

     OPERATING DISBURSEMENTS
 12  NET PAYROLL                               99,215                    128,012                                            227,227
 13  PAYROLL TAXES PAID                                         --        90,139                                             90,139
 14  SALES, USE & OTHER TAXES PAID                              --                                                               --
 15  SECURED/RENTAL/LEASES                                      --        14,708                                             14,708
 16  UTILITIES                                  3,170           79         8,130                                             11,379
 17  INSURANCE                                                  --        55,317                                             55,317
 18  INVENTORY PURCHASES                                        --                                                               --
 19  VEHICLE EXPENSE                                            --                                                               --
 20  TRAVEL                                                     --                                                               --
 21  ENTERTAINMENT                                              --                                                               --
 22  REPAIRS & MAINTENANCE                                      --            32                                                 32
 23  SUPPLIES                                     581           --           195                                                776
 24  ADVERTISING                                                                                                                 --
 25  OTHER                                     48,071      303,179         9,916        547        545          --          362,258
            LOAN PAYMENTS                                  250,000                                                          250,000
              FREIGHT                          12,357           --                                                           12,357
              CONTRACT LABOR                                    --         5,659                                              5,659
              401 K PAYMENTS                                    --                                                               --
              PAYROLL TAX ADVANCE ADP                                                                                            --
              WAGE GARNISHMENTS                                                                                                  --
              MISC.                            35,714       53,179         4,257        547        545                       94,242

 26  TOTAL OPERATING DISBURSEMENTS            151,037      303,258       306,449        547        545          --          761,836

     REORGANIZATION DISBURSEMENTS
 27  PROFESSIONAL FEES                                          --       232,374                                            232,374
 28  US TRUSTEE FEES                                            --        31,250                                             31,250
 29  OTHER                                                                                                                       --
 30  TOTAL REORGANIZATION EXPENSE                  --           --       263,624         --         --          --          263,624

 31  TOTAL DISBURSEMENTS                      151,037      303,258       570,073        547        545          --        1,025,460

 32  NET CASH FLOW                                 --       (3,234)     (640,695)    (4,631)    (5,668)         --         (654,228)

 33  CASH- END OF MONTH                            --      150,505     3,618,707         --         --       1,000        3,770,212

CASE NAME:     KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 4

CASE NUMBER:   401-40788-BJH-11

                                              SCHEDULED               MONTH                MONTH
ACCOUNTS RECEIVABLE AGING                      AMOUNT                 JUL-01              AUGUST-01             MONTH
-------------------------                     ---------               ------              ---------             -----

1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                         0                    0                  6,748                0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                         0                    0                  6,748                0

AGING OF POST PETITION                               MONTH:      AUGUST-01
TAXES AND PAYABLES                                          -------------------

                               0 - 30         31 - 60                 61 - 90             91 +
TAXES PAYABLE                   DAYS            DAYS                    DAYS              DAYS                  TOTAL
-----------------              ------         -------                 -------             -----                 -----
1.  Federal                                                                                                         0
2.  State                       6,412                                                                           6,412
3.  Local                                                                                                           0
4.  Other (Attach List)         5,222                                                                           5,222
5.  Total Taxes Payable        11,634               0                       0                 0                11,634
6.  Accounts Payable                                                                                                0


STATUS OF POST PETITION TAXES                       MONTH:      AUGUST-01
                                                            -------------------

                                   BEGINNING TAX      AMOUNT WITHHELD                             ENDING TAX
FEDERAL                              LIABILITY*       AND/OR ACCRUED        (AMOUNT PAID)         LIABILITY
-------                            -------------      ---------------       -------------       -------------

1.  Withholding **                                             46,476            (46,476)                   0
2.  FICA - Employee **                                          4,153             (4,153)                   0
3.  FICA - Employer **                                          4,154             (4,154)                   0
4.  Unemployment                                                                       0                    0
5.  Income                                                                                                  0
6.  Other (Attach List)
7.  Total Federal Taxes                        0               54,783            (54,783)                   0

STATE AND LOCAL

8.  Withholding                                                                        0                    0
9.  Sales (FOOTNOTE)                       6,412                                                        6,412
10. Excise                                                                                                  0
11. Unemployment                                                                       0                    0
12. Real Property (FOOTNOTE)                                                                                0
13. Personal Property                      5,222                                                        5,222
14. Other (Attach List)                                                                                     0
15. Total State And Local                 11,634                    0                  0               11,634
16. Total Taxes                           11,634               54,783            (54,783)              11,634

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:   401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:    AUGUST-01
                                                              -----------------

BANK RECONCILIATIONS                             Account # 1              Account # 2
--------------------                             -----------              -----------
A.    BANK:                                    Bank of America          Bank of America        Other Accounts         TOTAL
B.    ACCOUNT NUMBER:                            1295026976                3751629012           (Attach List)
C.    PURPOSE (TYPE):                         Operating Account        DIP Disbursement
                                                                            Account
1.    Balance Per Bank Statement                       910,936                  268,178             2,546,265      3,725,379
2.    Add: Total Deposits Not Credited                                                                      0              0
3.    Subtract: Outstanding Checks                     (56,583)                                       (21,379)       (77,962)
4.    Other Reconciling Items                           (7,878)                                       (20,832)       (28,710)
5.    Month End Balance Per Books                      846,475                  268,178             2,504,054      3,618,707
6.    Number of Last Check Written                  N/A                      N/A

INVESTMENT ACCOUNTS

                                               DATE OF                   TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE                 INSTRUMENT             PURCHASE PRICE        CURRENT VALUE
---------------------------                    --------                 ----------             --------------        -------------
7.
8.
9.
10.   (Attach List)
11.   Total Investments                                                                                      0                   0

CASH

12.   Currency On Hand
13.   Total Cash - End of Month                                                                                          3,618,707

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:     KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                              ACCRUAL BASIS - 5


                                                      MONTH:     AUGUST-01
                                                             ------------------

BANK RECONCILIATIONS                             Account # 3          Account # 4           Account # 5
--------------------                             -----------          -----------           -----------
A.      BANK:                                 Bank of America/     Bank of America        Bank of America             TOTAL
                                               Nations Funds
B.      ACCOUNT NUMBER:                            846713             3751775241             3750801912             OTHER BANK

C.      PURPOSE (TYPE):                       Kevco, Inc. S-T          Stay Pay                                      ACCOUNTS
                                                Investment            (FOOTNOTE)           Payroll-Mgmt
1.      Balance Per Bank Statement                  2,374,089           127,200                  13,257              2,514,546
2.      Add: Total Deposits Not Credited                                                                                     0
3.      Subtract: Outstanding Checks                                                                                         0
4.      Other Reconciling Items                                                                                              0
5.      Month End Balance Per Books                 2,374,089           127,200                  13,257              2,514,546
6.      Number of Last Check Written                N/A                 N/A                      N/A

INVESTMENT ACCOUNTS

                                               DATE OF                   TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE                 INSTRUMENT             PURCHASE PRICE        CURRENT VALUE
---------------------------                    --------                 ----------             --------------        -------------
A.
B.
C.
D.

        TOTAL OTHER INVESTMENT
           ACCOUNTS - LINE 10                                                                             0                      0

CASE NAME:     KEVCO MANAGEMENT, INC.                      2ND SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                            ACCRUAL BASIS - 5


                                                      MONTH:     AUGUST-01
                                                             ------------------

                                                                     AUGUST-01

BANK RECONCILIATIONS                             Account # 6              Account # 7           Account # 8
--------------------                             -----------              -----------           -----------
A.     BANK:                                  Bank of America          Bank of America                                   TOTAL

B.     ACCOUNT NUMBER:                           1295027040               3750768628                                   OTHER BANK

C.     PURPOSE (TYPE):                          Payroll-Dist             Payroll-MFG                                    ACCOUNTS
1.     Balance Per Bank Statement                    26,995                    4,724                                       31,719
2.     Add: Total Deposits Not Credited                                                                                         0
3.     Subtract: Outstanding Checks                 (21,379)                                                              (21,379)
4.     Other Reconciling Items                      (20,832)                                                              (20,832)
5.     Month End Balance Per Books                  (15,216)                   4,724                                      (10,492)
6.     Number of Last Check Written                 N/A                        N/A


                                               DATE OF                   TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE                 INSTRUMENT             PURCHASE PRICE        CURRENT VALUE
---------------------------                    --------                 ----------             --------------        -------------
A.
B.
C.
D.

        TOTAL OTHER INVESTMENT
           ACCOUNTS - LINE 10                                                                             0                      0

CASE NAME:     KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 6

CASE NUMBER:   401-40788-BJH-11

                                                          MONTH:    AUGUST-01
                                                                 ---------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF               AMOUNT               TOTAL PAID
            NAME                             PAYMENT                PAID                 TO DATE
            ----                             -------               -------              ----------

1.     Sharon Romere                       Expense Reimb.                                      383
2.     Joe Tomczak                         Expense Reimb.                                      626
3.     John Wittig                         Expense Reimb.                                      263
4.     Sharon Romere                       Payroll                  49,038                  97,114
5.     Joe Tomczak                         Payroll                                         177,884
6.     John Wittig                         Payroll                                         144,039
7.     Will Simpson                        Payroll                  72,837                 142,338
       Other (see attached)                                              0                 131,083
8.     Total Payments To Insiders                                  121,875                 693,730

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                                  TOTAL
                                        AUTHORIZING             AMOUNT         AMOUNT         TOTAL PAID           INCURRED
                 NAME                     PAYMENT              APPROVED         PAID            TO DATE            & UNPAID*
                 ----                   -----------           ---------        -------        ----------           ---------

1.     Haynes and Boone                     3/20/01           1,088,886        230,885         1,088,886              82,348
2.     Lain, Faulkner & Co., P.C.           3/20/01             218,909         60,523           218,909              65,398
3.     Baker & McKenzie                     3/20/01             181,615         88,197           181,615
4.     Gordion Group                        3/20/01              17,438         17,438            17,438
5.     (Attach List)
6.     Total Payments To Professionals                        1,506,848        397,043         1,506,848             147,746

        *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS



                               SCHEDULED            AMOUNTS          TOTAL
                                MONTHLY              PAID            UNPAID
                                PAYMENTS             DURING           POST
 NAME OF CREDITOR                 DUE                MONTH          PETITION
 ----------------              ---------            -------        ----------
1.     Bank of America             N/A                    0        14,930,296
2.     Leases Payable                                                    none
3.
4.
5.     (Attach List)
6.     TOTAL                           0                  0        14,930,296

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                       SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                           ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                  MONTH:    AUGUST-01
                                                               ---------------

                                    INSIDERS

                                             TYPE OF               AMOUNT               TOTAL PAID
            NAME                             PAYMENT                PAID                 TO DATE
            ----                             -------               -------              ----------

A.      Bill Estes                           Director's Fees                                13,000
B.      Peter McKee                          Director's Fees                                12,000
C.      Richard Nevins                       Director's Fees                                13,000
D.      Wingate Partners                     Management Fee                                 89,390
E.      Wingate Partners                     Expense Reimb.                                  3,693
F.
G.
H.

TOTAL OTHER PAYMENTS TO
   INSIDERS -  LINE 5                                                                      131,083

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                                  TOTAL
                                        AUTHORIZING             AMOUNT         AMOUNT         TOTAL PAID           INCURRED
                 NAME                     PAYMENT              APPROVED         PAID            TO DATE            & UNPAID*
                 ----                   -----------           ---------        -------        ----------           ---------

A.
B.
C.
D.
E.
F.
G.
H.

     TOTAL PAYMENTS
     TO PROFESSIONALS

        *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS



                               SCHEDULED            AMOUNTS          TOTAL
                                MONTHLY              PAID            UNPAID
                                PAYMENTS             DURING           POST
 NAME OF CREDITOR                 DUE                MONTH          PETITION
 ----------------              ---------            -------        ----------
A.
B.
C.
D.
E.
6.  STATUS OF OTHER
    CREDITORS - LINE 5

CASE NAME:     KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 7

CASE NUMBER:   401-40788-BJH-11
                                                          MONTH:    AUGUST-01
                                                                 ---------------

QUESTIONNAIRE

                                                                                          YES      NO
                                                                                          ---      --

1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                               X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                           X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                      X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                       X

5.   Have any Post Petition Loans been received by the debtor from any party?                      X

6.   Are any Post Petition Payroll Taxes past due?                                                 X

7.   Are any Post Petition State or Federal Income Taxes past due?                                 X

8.   Are any Post Petition Real Estate Taxes past due?                                             X

9.   Are any other Post Petition Taxes past due?                                                   X

10.  Are any amounts owed to Post Petition creditors delinquent?                                   X

11.  Have any Pre Petition Taxes been paid during the reporting period?                            X

12.  Are any wage payments past due?                                                               X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                          YES      NO
                                                                                          ---      --


1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                  X

2.   Are all premium payments paid current?                                                X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


      TYPE OF POLICY                 CARRIER                       PERIOD COVERED                   PAYMENT AMOUNT & FREQUENCY
      --------------                 -------                       --------------                   --------------------------
Property                         Lexingon, Allianz                 5/29/00-3/1/02                   Semi-Annual        $26,485
Group Health                     Blue Cross Blue Shield            Terminated 08/01/01              N/A
Auto                             Liberty Mutual                    9/1/00-3/1/02                    Semi-Annual         $3,333
D&O Liability                    Great American Insurance          10/31/98-10/31/01                Annual             $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANAGEMENT, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER: 401-40788-BJH-11                                  ACCRUAL BASIS

                                                              MONTH:   AUGUST-01
                                                                    ------------

ACCRUAL
BASIS
FORM
NUMBER        LINE NUMBER             FOOTNOTE/EXPLANATION
-------       -----------             --------------------
1                   1                 Pursuant to the February 12, 2001 Order (1) Authorizing
3                   1                 Continued Use of Existing Forms and Records; (2) Authorizing
                                      Maintenance of Existing Corporate Bank Accounts and Cash
                                      Management System; and (3) Extending Time to Comply with 11
                                      U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily
                                      into Kevco's lead account number 1295026976. The Bank of
                                      America lead account is administered by, and held in the
                                      name of Kevco Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of
                                      America DIP account. A schedule allocating receipts and
                                      disbursements among Kevco, Inc. and its subsidiaries is
                                      included in this report as a Supplement to Accrual Basis -3.

1                   7                 Prepaid Expenses consist primarily of professional fee
                                      retainers.

1                  10                 During July and August, expense accruals made at the
1                  14A                beginning of the year were reversed because the liabilities
2                16B,17A              will not be incurred as estimated. In addition, all
                                      remaining property, plant, equipment, fixed and other assets were written off. These balance sheet and income statement adjustments were made in order to more accurately reflect
                                      Debtor's assets, liabilities and expenses. The income
                                      statement gains and losses were netted and classified as
                                      Balance Sheet adjustments.

1                  15                 Intercompany receivables/payables are from/to co-debtors
1                  27A                Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
7                   3                 Distribution, LP (Case No. 401-40789-BJH-11), Kevco Holding,
                                      Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                                      No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                                      401-40786-BJH-11), Kevco Components, Inc. (Case No.
                                      401-40790-BJH-11), and Kevco, Inc. (Case No.
                                      401-40783-BJH-11). Changes in intercompany have not been
                                      reflected as post-petition assets and liabilities.

1                  22                 The Debtor records on its books accruals for certain
                                      liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the
                                      estimated amounts were not. Accordingly, for purposes of
                                      this report, the accrued liabilities are reflected as
                                      post-petition "Accrued Liabilities."

1                  25                 Pursuant to Order dated February 12, 2001 and Supplemental
2                9, 13A               Order dated March 14, 2001, debtors were authorized to pay
5                 Supp.               pre-petition salaries and wages up to a maximum of $4,300
                                      per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to
                                      continue allowing employees to use vacation time as
                                      scheduled. During July, all Debtor's employees except two,
                                      Sharon Romere and Wil Simpson, were terminated. In
                                      accordance with a March 14, 2001 Order Granting Motion to
                                      Approve Management and Employee Retention Plan by Kevco,
                                      Inc., stay bonuses were paid to participating employees from
                                      Debtors' DIP operating account. Funds maintained in the Bank of America "Stay Pay" account were transferred in August to the operating account as reimbursement.


CASE NAME:   KEVCO MANAGEMENT, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER: 401-40788-BJH-11                                  ACCRUAL BASIS

                                                              MONTH:   AUGUST-01
                                                                    ------------

ACCRUAL
BASIS
FORM
NUMBER        LINE NUMBER             FOOTNOTE/EXPLANATION
-------       -----------             --------------------
1                  24                 Adjustments to equity are due to secured debt reductions
1                  32                 pursuant to the sales of Kevco Manufacturing, LP's operating divisions, the asset sale of the South Region of Kevco
                                      Distribution, as well as direct cash payments (see footnote
                                      1,24). The secured debt owed to Bank of America by Kevco,
                                      Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,27A); therefore, the
                                      secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to
                                      the balance sheet.

4                 9,12                Sales/ property tax liabilities represent accruals of tax
                                      and are not yet due.